Exhibit 10.2

EXECUTION COPY

SIXTH AMENDMENT

TO

SECOND AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

among

PETROHAWK ENERGY CORPORATION,

as the Borrower,

BNP PARIBAS,

as Administrative Agent,

BANK OF AMERICA, N.A. and

BMO CAPITAL MARKETS FINANCING, INC.,

as Co-Syndication Agents,

JPMORGAN CHASE BANK, N.A.,

WELLS FARGO BANK, N.A. and

FORTIS CAPITAL CORP.

as Co-Documentation Agents,

and

THE LENDERS PARTY HERETO

Effective as of May 5, 2008

SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “Sixth Amendment”) executed effective as of May 5, 2008 (the “Sixth Amendment Effective Date”) is among PETROHAWK ENERGY CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Guarantors signatory hereto (the “Guarantors”); each of the Lenders from time to time party hereto; BNP PARIBAS (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); Bank of America, N.A. and BMO Capital Markets Financing, Inc., as co-syndication agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Syndication Agents”); and JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Fortis Capital Corp. as co-documentation agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Documentation Agents”).

Recitals

A. The Borrower, the Administrative Agent, the other Agents and Lenders named and defined therein as lenders and agents, are parties to that certain Second Amended and Restated Senior Revolving Credit Agreement dated as of July 12, 2006, as amended by the First Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of July 24, 2006, the Second Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of May 8, 2007, the Third Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of July 25, 2007, the Fourth Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of October 15, 2007 and the Fifth Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of February 5, 2008, pursuant to which such lenders and agents provided certain loans and extensions of credit to the Borrower (as amended, the “Credit Agreement”).

B. The Administrative Agent has requested, and the Borrower, the Administrative Agent, the Co-Syndication Agents, the Co-Documentation Agents and Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Sixth Amendment refer to sections in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Certain Defined Terms. The following defined terms in Section 1.02 are hereby amended and restated, or added, in their entirety as follows:

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“Agreement” means this Second Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of July 24, 2006, the Second Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of May 8, 2007, the Third Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of July 25, 2007, the Fourth Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of October 15, 2007, the Fifth Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of February 5, 2008 and the Sixth Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of May 5, 2008, as the same may from time to time be further amended, modified, supplemented or restated.

“Current Production” means, for each month, the lesser of (a) the prior month’s production of each of crude oil and natural gas, calculated separately, of the Borrower and its Restricted Subsidiaries and (b) the internally forecasted production of each of crude oil and natural gas, calculated separately, of the Borrower and its Restricted Subsidiaries for each month for the next 48 months.

“Senior Notes” means any unsecured senior or senior subordinated notes issued by the Borrower under Section 9.02(l) and any guarantees thereof by the Borrower or a Guarantor.

2.2 Section 2.07.

Section 2.07(a) is hereby amended by inserting “Section 2.07(e),” before “Section 8.13(c)” in the second sentence.

Section 2.07 is hereby amended by adding the following Section 2.07(e) after Section 2.07(d):

“(e) Reduction of Borrowing Base Upon Issuance of Permitted Senior Notes. Notwithstanding anything to the contrary contained herein, upon the issuance of any Senior Notes in accordance with Section 9.02(l), the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Senior Notes (without regard to any initial issue discount), and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.”

2.3 Section 8.01. Section 8.01 is hereby amended by adding the following subsection (t):

“(t) Monthly Production Report. Promptly after preparation but no later than 15 days after the end of each calendar month, a report from the Borrower in form and substance satisfactory to the Administrative Agent setting forth the previous

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month’s production of each of crude oil and natural gas, each calculated separately. With each such report, the Borrower shall either (i) certify, represent and warrant that the internally forecasted production from the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries for all months in which the Borrower or one of its Restricted Subsidiaries has Swap Agreements equals or exceeds their prior month’s production of each of crude oil and natural gas, calculated separately, or (ii) deliver an additional detailed forecasted production of each of crude oil and natural gas, calculated separately, for the next 48 months.”

2.4 Section 9.02. Section 9.02 is hereby amended by adding the following Section 9.02(l) after Section 9.02(k):

“(l) Senior Notes provided that (1) at the time of incurring such Debt (a) no Default has occurred and is then continuing and (b) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), (2) such Debt does not have any scheduled amortization prior to one year after the Maturity Date, (3) such Debt does not mature sooner than one year after the Maturity Date, (4) the terms of such Debt are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents and (5) such Debt and any guarantees thereof are on prevailing market terms for similar situated companies.”

2.5 Section 9.19. Section 9.19 is hereby amended and restated in its entirety as follows:

“Section 9.19 Swap Agreements. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed and at any time thereafter, (A) 100% of the Current Production for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, through the calendar year 2010; (B) 75% of the Current Production for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for the calendar year 2011; and (C) 50% of the Current Production for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for the calendar year 2012, (b) Swap Agreements in respect of interest rates with an Approved Counterparty, as follows: (i) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 50% of the then outstanding principal amount of

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the Borrower’s Debt for borrowed money which bears interest at a fixed rate and (ii) Swap Agreements effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate, and (c) Swap Agreements required under Section 6.01(q). In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any Restricted Subsidiary to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures except to the extent permitted by Section 9.03(d).”

Section 3. Waiver.

3.1 The Borrower has informed the Administrative Agent that it has entered into Swap Agreements that exceed the 85% limit set forth in Section 9.19(a)(ii) of the Credit Agreement. Therefore, the Majority Lenders do hereby waive Section 9.19(a)(ii) for the fiscal quarter ending March 31, 2008, provided that the Borrower represents and covenants, and the Borrower does hereby represent and covenant, that after giving effect to the amendment to Section 9.19, it would have been in compliance had such amendment been in effect for the first fiscal quarter of 2008. Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

3.2 Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any other defaults which may exist, which may have occurred prior to the Swap Agreements described in Section 3.1, or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, or (ii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

Section 4. Conditions Precedent. The effectiveness of this Sixth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

4.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the

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extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

4.2 The Administrative Agent shall have received from the Administrative Agent, each of the Majority Lenders and each of the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Person.

4.3 No Default or Event of Default shall have occurred and be continuing as of the Sixth Amendment Effective Date.

4.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Representations and Warranties; Etc. The Borrower and each Guarantor hereby affirms: (a) that as of the date of execution and delivery of this Sixth Amendment, and after giving effect to the transactions contemplated hereby, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Sixth Amendment, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment.

6.2 Ratification and Affirmation of Borrower and Guarantors. The Borrower and Guarantors hereby expressly (a) acknowledge the terms of this Sixth Amendment, (b) ratify and affirm their obligations under the Loan Documents to which they are a party, (c) acknowledge, renew and extend their continued liabilities under the Guarantee Agreement and the other Security Instruments to which they are a party and agree that their guarantee under the Guarantee Agreement and the other Security Instruments to which they are a party remains in full force and effect with respect to the Indebtedness as amended hereby.

6.3 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.4 No Oral Agreement. THIS WRITTEN SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION

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HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 Governing Law. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed effective as of the date first written above.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ Floyd C. Wilson
	Name:	Floyd C. Wilson
	Title:	President and Chief Executive Officer

Sixth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

GUARANTORS:	PETROHAWK OPERATING COMPANY

P-H ENERGY, LLC

RED RIVER FIELD SERVICES, L.L.C.

PETROHAWK PROPERTIES, LP
		By:	P-H Energy, L.L.C.
Its General Partner

WINWELL RESOURCES, INC.

WSF, INC.

KCS RESOURCES, INC.

KCS ENERGY SERVICES, INC.

MEDALLION CALIFORNIA PROPERTIES COMPANY

PROLIQ, INC.

ONE TEC, LLC

ONE TEC OPERATING, LLC

BISON RANCH LLC

	By:	/s/ Floyd C. Wilson
	Name:	Floyd C. Wilson
	Title:	President and Chief Executive Officer

Sixth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

PETROHAWK HOLDINGS, LLC

By:	/s/ Connie D. Tatum
Connie D. Tatum
President

Sixth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:	BNP PARIBAS, as Administrative Agent and Lender

	By:	/s/ Brian M. Malone
	Name:	Brian M. Malone
	Title:	Managing Director

	By:	/s/ Robert Long
	Name:	Robert Long
	Title:	Vice President

CO-SYNDICATION AGENTS:	BANK OF AMERICA, N.A., as Co-Syndication Agent and Lender

	By:	/s/ Jeffrey H. RathKamp
	Name:	Jeffrey H. RathKamp
	Title:	Managing Director

BMO CAPITAL MARKETS FINANCING, INC., as Co-Syndication Agent and Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

CO-DOCUMENTATION AGENTS:	JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender

	By:	/s/ Michael A. Kamauf
	Name:	Michael A. Kamauf
	Title:	Vice President

WELLS FARGO BANK, N.A., as Co-Documentation Agent and Lender

	By:	/s/ Scott Hodges
	Name:	Scott Hodges
	Title:	Vice President

Sixth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

FORTIS CAPITAL CORP., as Co- Documentation Agent and Lender

	By:	/s/ Scott Myatt
	Name:	Scott Myatt
	Title:	Vice President

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

LENDERS:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ W. Bryan Chapman
	Name:	W. Bryan Chapman
	Title:	Senior Vice President

SUNTRUST BANK

	By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

Sixth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	BANK OF TEXAS, N.A.

	By:	/s/ Mari Salazar
	Name:	Mari Salazar
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Heather A. Han
	Name:	Heather A. Han
	Title:	Assistant Vice President

COMERICA BANK

	By:	/s/ Gregory D. Smith
	Name:	Gregory D. Smith
	Title:	Vice President

COMPASS BANK

	By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

STERLING BANK

	By:	/s/ Daniel G. Steele
	Name:	Daniel G. Steele
	Title:	SVP – Energy Manager

CITIBANK, N.A.

	By:	/s/ Amy Pincu
	Name:	Amy Pincu
	Title:	Vice President

Sixth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Sixth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page